                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ DAVID L. BARNING
--------------------------
DIRECTOR


David L. Barning
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ RICHARD J. BOND
-------------------------
DIRECTOR


Richard J. Bond
-------------------------
Printed Name

Dated:     December 15   , 1994
      -------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ ALAN W. BRAUN
-------------------------
DIRECTOR


Alan W. Braun
-------------------------
Printed Name

Dated:     December 15   , 1994
      -------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ JOHN J. DAUS, JR.
--------------------------
DIRECTOR


John J. Daus, Jr.
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Shawnee Bancorp, Inc., an Illinois corporation with its principal office located in Harrisburg, Illinois, and (ii) FUSB Bancorp, Inc., a Kentucky corporation with its principal office located in Fulton, Kentucky; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ WAYNE A. DAVIDSON
----------------------------
DIRECTOR


Wayne A. Davidson
----------------------------
Printed Name

Dated:     December 15      , 1994
      ----------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ LARRY E. DUNIGAN
--------------------------
DIRECTOR


Larry E. Dunigan
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ DAVID E. ECKERLE
-------------------------
DIRECTOR


David E. Eckerle
-------------------------
Printed Name

Dated:     December 15   , 1994
      -------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ THOMAS B. FLORIDA
--------------------------
DIRECTOR


Thomas B. Florida
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ PHELPS L. LAMBERT
--------------------------
DIRECTOR


Phelps L. Lambert
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ RONALD B. LANKFORD
----------------------------
DIRECTOR


Ronald B. Lankford
----------------------------
Printed Name

Dated:     December 15      , 1994
      ----------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ LUCIEN H. MEIS
--------------------------
DIRECTOR


Lucien H. Meis
--------------------------
Printed Name

Dated:     December 15    , 1995
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ DAN W. MITCHELL
--------------------------
DIRECTOR


Dan W. Mitchell
--------------------------
Printed Name

Dated:     December 15    , 1994
      --------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on her behalf and in her name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the day and year indicated below.


/S/ MARJORIE Z. SOYUGENC
--------------------------
DIRECTOR


Marjorie Z. Soyugenc
----------------------------------------
Printed Name

Dated:     December 15                 , 1994
      ---------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ CHARLES D. STORMS
------------------------
DIRECTOR


Charles D. Storms
-----------------------------------
Printed Name

Dated:     December 15          , 1994
      --------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of (i) Oblong Bancshares, Inc., a Delaware corporation with its principal office located in Oblong, Illinois, and (ii) Citizens National Bank Corporation, an Indiana corporation with its principal office located in Tell City, Indiana, and (iii) First United Savings Bank, f.s.b., a federally chartered savings bank with its principal office located in Greencastle, Indiana; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


/S/ EDWARD T. TURNER, JR.
---------------------------
DIRECTOR


Edward T. Turner, Jr.
----------------------------------------
Printed Name

Dated:     December 15                , 1994
      --------------------------------